                                                      Exhibit 4.0


    COMMON STOCK                                        COMMON STOCK
      NUMBER                                               SHARES

                                   [LOGO]
                 CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.

INCORPORATED UNDER THE LAWS                  SEE REVERSE FOR CERTAIN DEFINITIONS
  OF THE STATE OF MARYLAND
                                                      CUSIP 159508 10 0

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THIS CERTIFIES THAT





IS THE OWNER OF:
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       FULLY PAID AND NON-ASSESSABLE SHARES, $0.001 PAR VALUE PER SHARE,
                             OF THE COMMON STOCK OF
------------------CHAPMAN CAPITAL MANAGEMENT HOLDINGS, INC.---------------------
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


    [SIGNATURE]                       [SEAL]                     [SIGNATURE]

    SECRETARY                                                      PRESIDENT

AUTHORIZED SIGNATURE

                                               COUNTERSIGNED AND REGISTERED:
                                                              UMB BANK, N.A.
                                                TRANSFER AGENT AND REGISTRAR

   The following abbreviations, when used in this Description on the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM  - as tenants in common       UNIF GIFT MIN ACT-_______ Custodian _______     UNIF TRANS MIN ACT- _______ Custodian _______
TEN ENT  - as tenants by the entireties                 (Cust)            (Minor)                          (Cust)           (Minor)
JT TEN   - as joins tenants with right
           of surrendership and also as        under Uniform Gifts to Minors                     under Uniform Transfers to Minors
           registrants in common               Act ___________________________                   Act ___________________________
TOD      - transfer on death direction in                    State                                              State
           event of owner's death, to person
           named on face

                                  Additional abbreviations may also be used though not in the above list.

For Value Received, _____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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_________________________________________________________________________ shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________


                 NOTICE

           THE SIGNATURE(S) TO     X ___________________________________________
           THE ASSIGNMENT MUST                      (SIGNATURE)
           CORRESPOND WITH THE
            NAME(S) AS WRITTEN
           UPON THE FACE OF THE   X ___________________________________________
           CERTIFICATE IN EVERY                     (SIGNATURE)
            PARTICULAR WITHOUT
               ALTERATION OR
            ENLARGEMENT OR ANY    ---------------------------------------------
              CHANGE WHATEVER      THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                                   ELIGIBLE GUARANTOR INSTITUTION AS DEFINED IN
                                    RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE
                                             ACT OF 1934, AS AMENDED
                                  ---------------------------------------------
                                   SIGNATURE(S) GUARANTEED BY:


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